Summary Prospectus March 6, 2018
Virtus Rampart Enhanced Core Equity Fund
A: PDIAX	C: PGICX	I: PXIIX	R6: VECRX	T: VTECX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated March 6, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has investment objectives of capital appreciation and current income.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. You may qualify for sales charge discounts in Class T Shares if you invest at least $250,000 in the fund. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 85 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 95 of the fund’s statement of additional information (“SAI”).
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6		Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e	2.50%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I		Class R6		Class T
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		Non	e	Non	e	0.25%
Other Expenses	0.38	%(b)	0.36	%(b)	0.37	%(b)	0.33	%(c)	0.38	%(c)
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses(d)	1.39%		2.12%		1.13%		1.09%		1.39%
Less: Expense Reimbursement(e)	(0.18)%		(0.16)%		(0.17)%		(0.17)%		(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(d)(e)	1.21%		1.96%		0.96%		0.92%		1.21%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Restated to reflect certain contract and expense allocation changes.

(c)
Estimated for current fiscal year, as annualized.

(d)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(e)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.20% for Class A Shares, 1.95% for Class C Shares, 0.95% for Class I Shares, 0.91% for Class R6 Shares and 1.20% for Class T Shares through March 31, 2019. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years after the date on which it was incurred or waived by Virtus.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of  $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$691	$973	$1,276	$2,133
Class C	Sold	$299	$649	$1,124	$2,439
	Held	$199	$649	$1,124	$2,439
Class I	Sold or Held	$98	$342	$606	$1,359
Class R6	Sold or Held	$94	$330	$584	$1,313
Class T	Sold or Held	$370	$662	$975	$1,862

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 110% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its investment objectives by investing in securities and/or Exchange Traded Funds ("ETFs") representing the S&P 500® Index. Allocations are based on a proprietary rules-based model that seeks to overweight those segments of the market that have experienced stronger recent relative performance.
An options strategy is employed for the purpose of seeking to generate additional returns. The strategy utilizes index-based, out-of-the-money put and call credit spreads. The strategy is driven by the relationship between implied volatility, as measured by the CBOE Volatility Index® (VIX®), and the realized volatility of the S&P 500® Index. The strategy seeks to exploit pricing inefficiencies in the S&P 500® Index options market.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

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Fund of Funds Risk.  The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

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Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

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Sector Focused Investing Risk.  The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
Performance for Class R6 Shares and Class T Shares is not shown here as Class R6 Shares have not had a full calendar year of operations and Class T Shares have not begun operations as of the date of this prospectus.
The bar chart shows changes in the fund's performance from year to year over a 10-year period. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	17.95%	Worst Quarter:	Q4/2008:	-19.97%
Average Annual Total Returns (for the periods ended 12/31/17 includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	22.83%	15.78%	7.89%
Return After Taxes on Distributions	16.49%	11.88%	5.97%
Return After Taxes on Distributions and Sale of Fund Shares	14.15%	11.37%	5.75%
Class A Shares
Return Before Taxes	15.49%	14.13%	6.99%
Class C Shares
Return Before Taxes	21.62%	14.64%	6.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Rampart Investment Management Company, LLC (“Rampart”), an affiliate of VIA (since December 2014).
Portfolio Managers
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Michael Davis,  Portfolio Manager at Rampart, is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.

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Brendan R. Finneran,  Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since December 2014.

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Robert F. Hofeman, Jr.,  Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since December 2014.

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Warun Kumar,  Chief Investment Officer and Portfolio Manager at Rampart, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since September 2016.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
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$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
Class R6 Shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8436	3-18
level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
Class T Shares are available only through financial intermediaries. Your financial intermediary will provide you with the information you need to open an account and to buy or sell Class T Shares.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s website for more information.